Exhibit 32.1

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the annual report on Form 10-K of Windstream Parent, Inc. (the “Company”) for the year ended December 31, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Covered Report”), I, Paul Sunu, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Covered Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and
2.	The information contained in the Covered Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Paul Sunu
Name:	Paul Sunu
Title:	President and Chief Executive Officer

Dated: March 24, 2025